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                                                                    EXHIBIT 10.1

                  HCA 2007 DIRECTORS' FEES/COMPENSATION POLICY


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          HCA BOD PAY ELEMENT                                      RECOMMENDATIONS
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
Annual Retainer                             -   $55,000 base value

                                            -   Choice of cash, restricted stock (RS), or RSUs

                                                -  25% premium for RS or RSUs with 2-year cliff vesting

                                                -  Pro-rata acceleration upon death or disability

                                                -  Immediate forfeiture of RS or RSUs upon voluntary or
                                                   involuntary termination
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Board Meeting Fees                          -      $2,000 per Committee

                                                -  Paid in cash
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Committee Member Retainer (annual)          -      $3,000 per Committee

                                                -  Same choices as annual retainer
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Committee Meeting Fees                      -      $1,500 per meeting
(all members)
                                                -  Paid in cash
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Committee Chair Retainer (annual)

    -  Audit                                -      $20,000

    -  All Other                            -      $10,000

                                                   -  Same choices as annual retainer
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Presiding Director Retainer (annual)        -      $10,000

                                                -  Same choices as annual retainer
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Long-Term Incentives (ongoing)              -      $50,000 value delivered in RSUs and $50,000 Black-Scholes
                                                   value delivered in stock options and upon re-election to
                                                   the Board

                                                -  2 year cliff vesting for RSUs

                                                -  Options

                                                   -      10-year term

                                                   -      Vest 20% per year, with 1st year vesting immediately

                                                   -      Immediate vesting upon termination due to change in
                                                          control, death, disability, or retirement

                                                   -      Immediate forfeiture of vested and unvested options
                                                          upon termination due to cause

                                                   -      Immediate forfeiture of unvested options at
                                                          voluntary or involuntary termination

                                                   -      Ability to exercise options within 1 year of
                                                          termination due to death or disability and within
                                                          3 years of retirement
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Long-Term Incentives (initial)              -      5,000 Restricted Shares, upfront grant for new Directors
                                                   only

                                                   -  3-year ratable vesting
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